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                                                                    Exhibit 99
                 	MONTHLY SERVICERS CERTIFICATE
                  	SERVICER: NATIONSBANK, N.A.
              	NATIONSBANK AUTO OWNER TRUST 1996-A





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Collection Period				                                          			January 1998
Determination Date				                                               			2/9/98
Deposit Date				                                                    			2/13/98
Distribution Date				                                               			2/17/98


Pool Balance
Pool Balance on the close of the last day of the
 preceding Collection Period							                             954,539,473.10
Less:	Collections and Liquidation Proceeds allocable
      to Principal						                                         46,358,020.25
    		Purchase Amount allocable to Principal	                        					0.00
     	Realized Losses						                                       2,027,519.14
Pool Balance on the close of the last day of the
                                                               ---------------
 Collection Period							                                       906,153,933.71
Collections allocable to Principal received from Collection
 Period up to and including the Second Business Day
 immediately preceding the Current Determination Date				         8,993,439.23
Pool Balance as of the Second Business Day immediately
                                                              ----------------
 preceding the Current Determination Date 							               897,160,494.48
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 			                                                				41.9982059%

Portfolio Balances and Pool Factors			          			Beginning         	End
                                            							of Period	       of Period
                                               -------------------------------
		Class A-1 Note Balance					                          -                 -
		Class A-1 Pool Factor			                       		0.0000000	        0.0000000
		Class A-2 Note Balance					                145,351,322.80     93,924,826.57
		Class A-2 Pool Factor	                       				0.1953647	        0.1262430
		Class A-3 Note Balance					                457,323,000.00    457,323,000.00
		Class A-3 Pool Factor	                       				1.0000000        	1.0000000
		Class A-4 Note Balance					                175,000,000.00    175,000,000.00
		Class A-4 Pool Factor	                       				1.0000000	        1.0000000
		Class B-1 Certificate Balance					          96,129,000.00     96,129,000.00
		Class B-1 Pool Factor		                       			1.0000000	        1.0000000
		Class B-2 Certificate Balance					          74,783,667.91 	   74,783,667.91
		Class B-2 Pool Factor		                       			1.0000000	        1.0000000

		Weighted Average Coupon				                                    		10.3535000%
		Weighted Average Original Term			                                    			61.2
		Weighted Average Remaining Term	                                   					33.0


Collections

Interest:
		Collections and Liquidation Proceeds allocable to interest	     8,391,704.75
		Recoveries						                                                  214,157.73
		Purchase Amount allocable to Interest		                             				0.00
                                                              ----------------
   			Total Interest Collections					                             8,605,862.48
		Advances for the related Distribution Date						                1,345,282.74
		Less:  Outstanding Advances to be reimbursed						              1,539,626.65
                                                              ----------------
     			Available Interest					                                   8,411,518.57

Principal:
		Collections and Liquidation Proceeds allocable to
   Principal (for the Collection Period)				    		               46,358,020.25
		Purchase Amount allocable to Principal  (for the
   Collection Period)			                                               			0.00
		Collections allocable to Principal received up to and
   including the Second Business Day immediately preceding
   the Current Determination Date			                           			8,993,439.23
			Less:   Prior Month Collections allocable to Principal
           up to and including the Second Business Day
           immediately preceding the Current Determination
           Date					                                              5,952,482.39
                                                              ----------------
			Available Principal					                                      49,398,977.09

			Available Funds			                           		               57,810,495.66
Regular Principal (equals Available Principal plus Realized
  Losses)							                                                 51,426,496.23



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted
 Receivables		                                                  					95,190.44
Servicing Fee (inc. unpaid amount from prior periods)				        			795,449.56
Noteholder Amounts
		Class A-1 Monthly Interest			                                        			0.00
		Class A-1 Interest Carryover Shortfall		                            				0.00
                                                              ----------------
   			Total                                                          					0.00

		Class A-2 Monthly Interest				                                  		741,897.38
		Class A-2 Interest Carryover Shortfall				                            		0.00
                                                              ----------------
   			Total                                                    					741,897.38

		Class A-3 Monthly Interest	                                					2,429,528.44
		Class A-3 Interest Carryover Shortfall		                            				0.00
                                                              ----------------
   			Total	                                                  				2,429,528.44

		Class A-4 Monthly Interest			                                  			966,145.83
		Class A-4 Interest Carryover Shortfall				                            		0.00
                                                              ----------------
   			Total			                                                    		966,145.83

   			Total Accrued Note Interest				                            	4,137,571.65

		Class A-1 Monthly Principal                                       						0.00
		Class A-1 Principal Carryover Shortfall			                           			0.00
                                                              ----------------
 		   Total			                                                          		0.00

		Class A-2 Monthly Principal			                              			51,426,496.23
		Class A-2 Principal Carryover Shortfall 			                          			0.00
                                                             -----------------
   			Total			                                                 		51,426,496.23

		Class A-3 Monthly Principal				                                       		0.00
		Class A-3 Principal Carryover Shortfall 		                          				0.00
                                                              ----------------
   			Total			                                                          		0.00

		Class A-4 Monthly Principal			                                       			0.00
		Class A-4 Principal Carryover Shortfall		                           				0.00
                                                              ----------------
   			Total		                                                          			0.00

			   Total Noteholders' Principal Payment Amount			           		51,426,496.23

Certificateholder Amounts
		Class B-1 Monthly Interest					                                  	540,725.63
		Class B-1 Interest Carryover Shortfall				                            		0.00
                                                              ----------------
   			Total			                                                    		540,725.63

		Class B-2 Monthly Interest			                                  			428,448.10
		Class B-2 Interest Carryover Shortfall		                            				0.00
                                                              ----------------
   			Total		                                                    			428,448.10

   			Total Accrued Certificate Interest				                       	969,173.73

		Class B-1 Monthly Principal					                                       	0.00
		Class B-1 Principal Carryover Shortfall                           						0.00
                                                              ----------------
   			Total		                                                          			0.00

		Class B-2 Monthly Principal	                                       					0.00
		Class B-2 Principal Carryover Shortfall 				                          		0.00
                                                              ----------------
   			Total			                                                          		0.00

		   	Total Certificateholders' Principal Distribution Amount			        		0.00

Total required distributable amount			                       				57,423,881.61
Less: Total Available Funds						                               	57,810,495.66
                                                              ----------------
Net Available Funds   (Shortfall) Excess					                     		386,614.05
Withdrawal from Reserve Account (If Shortfall)				                     			0.00
Deposit to Reserve Account (If Excess)						                       	386,614.05


Distributions
Deposit to the Collection Account
		Available Interest				                                        		8,411,518.57
		Available Principal	                                      					49,398,977.09
		Withdrawal from Reserve Account	                                   					0.00
		Less:  Amounts to be withheld by Servicer
    			  a)   Reimbursement of Outstanding Advances on Defaulted
               Receivables					                                      95,190.44
    			  b)   Servicing Fee		                                    			795,449.56
                                                              ----------------
		Net Deposit to Collection Account		                        				56,919,855.66

Deposit to Note Payment Account
		Class A-1 Interest Distribution	                                   					0.00
		Class A-2 Interest Distribution				                             		741,897.38
		Class A-3 Interest Distribution 		                          				2,429,528.44
		Class A-4 Interest Distribution		                             				966,145.83
		Class A-1 Principal Distribution		                                  				0.00
		Class A-2 Principal Distribution				                         		51,426,496.23
		Class A-3 Principal Distribution			                                  			0.00
		Class A-4 Principal Distribution	                                  					0.00
                                                              ----------------
   			Total Deposit to Note Payment Account			                 		55,564,067.88

Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 				                            		540,725.63
		Class B-2 Interest Distribution 				                            		428,448.10
		Class B-1 Principal Distribution 				                                 		0.00
		Class B-2 Principal Distribution 		                                 				0.00
                                                              ----------------
   			Total Deposit to Certificate Distribution Account				        	969,173.73

Deposit to Reserve Account 						                                  	386,614.05


Specified Reserve Account Balance
Greater of:
  		(i) Sum of:
		     	(a) Percentage applicable times	             			7.00%
			         Pool Balance as of the last day of
             the prior Collection Period less
             Principal collected up to and including
             the second Business Day preceding the
             most recent Determination Date			 897,160,494.48   	62,801,234.61
                                              ---------------
    			      and,
     			(b) Specified Interest Reserve Amount  (Three months
            interest	                                         				2,907,521.17
                                                              ----------------
			              on the Certificates if Notes are Outstanding)			65,708,755.78
  			       and
 		(ii) Lesser of:
	    		(a) $26,702,346.	                                     				26,702,346.00
  			      and
		    	(b) Aggregate outstanding Note Principal Balance and
  			      Aggregate sum of Certificate Balances				           	897,160,494.48

     		Specified Reserve Account Balance					                   	65,708,755.78

Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of Original
   Pool Balance)                                           						56,710,317.49
		Deposit from Available Interest and Available Principal		      			386,614.05
		Investment Earnings						                                         240,573.43
		Less:
    			Accrued and unpaid Servicing Fees				                             	0.00
    			Amounts to be distributed to Securityholders'			                 		0.00
                                                              ----------------
		Balance		                                                  				57,337,504.97
		Less: Withdrawal by holder of Contingent Payment Right
         of Excess of Reserve Account Balance Over
         Specified Reserve Account Balance	                          					0.00
                                                              ----------------
		Ending Balance		                                           				57,337,504.97


		Interest Reserve Amount	                                   					2,907,521.17
		Available Reserve Amount				                                 		54,429,983.80

Instructions to the Trustee

		Amount to be deposited from the Collection Account into
   the Note Payment Account				                                		55,564,067.88

		Amount to be deposited from the Collection Account into
   the Certificate Distribution Account				                       		969,173.73

		Amount to be deposited from the Collection Account into
   the Reserve Account		                                        				386,614.05

		Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right					            	0.00

		Amount to be deposited from the Reserve Account into the
   Collection Account                                               						0.00

Net Loss and Delinquency Activity

Realized Losses							                                            2,027,519.14
Net Loss Ratio (annualized)
  	  	For the current Collection Period				                            		2.34%
		    For the preceding Collection Period					                          	2.15%
    		For the second preceding Collection Period			                   			2.21%
                                                              ----------------
Average Net Loss Ratio (Specified Reserve Account
 Balance increases if greater than 1.50%)			                         				2.23%

Delinquency Analysis
                                       			  		   		Number of       Principal
				                                             			 Loans	         Balance
                                                  ----------      ------------
		   30 to 59 days past due 			                    		2796	       25,774,518.82
		   60 to 89 days past due 	                     				579        	5,440,627.13
		   90 or more days past due 	                   				530	        5,255,973.76
                                                  ----------------------------
          			Total		                               		3905	       36,471,119.71

Collateral Repossessed and Held by the Trust
 (included in above Delinquency Amounts)		        				426	        4,248,176.66


Delinquency Ratio including Repossessions
		For the current Collection Period			                                			1.18%
		For the preceding Collection Period				                              		1.14%
		For the second preceding Collection Period				                       		1.08%
                                                              ----------------
Average Delinquency Ratio (Specified Reserve Account
  Balance increases if greater than 1.25%)                        							1.13%

Loss and Delinquency Trigger Indicator				                              			YES

Equity Percentage				                                                			25.44%

Repurchased Receivables					                                            		0.00

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